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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

1-7560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (zip code)

(441) 295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On April 28, 2004, the Registrant sold $103,000,000 aggregate principal amount of its 10 1/2% Notes due 2012 (the "Notes") in an underwritten public offering pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-11588.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits:

            The Exhibit Index appears below immediately after the signature page.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
Date: May 3, 2004	By:	/s/ EDWIN S. HETHERINGTON
Edwin S. Hetherington Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
1	Pricing Agreement dated April 28, 2004, between the Registrant and Citigroup Global Markets, Inc. (included in Exhibit 4.2 below as Exhibit B thereto).
4.1	Indenture dated as of May 1, 2004, between the Registrant and The Bank of New York, as Trustee, providing for the issuance of Debt Securities in one or more series.
4.2	Officers' Certificate dated May 3, 2004, providing for the Notes, including (a) the certificate evidencing the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.
5.1	Opinion of Carter Ledyard & Milburn LLP with respect to the legality of the Notes.
5.2	Opinion of Appleby Spurling Hunter with respect to matters of Bermuda law.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX